                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2003

                              MEDIX RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)

         Colorado                      0-24768                84-1123311
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 (State or other jurisdiction of     (Commission             (IRS Employer
  incorporation or organization)     File Number)          Identification No.)

  420 Lexington Avenue, Suite 1830, New York, New York        10170
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         (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:    (212) 697-2509
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Item 5.  Other Events and Regulation FD Disclosure.

            Press  release   announcing   GHI  and  Medix  Launch   Electronic
Prescribing Program for Physicians

                                  SIGNATURES

            Pursuant to the  requirements  of the  Securities  Exchange Act of
1934,  the  registrant  has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MEDIX RESOURCES, INC.

                                    By:  /s/ Mark W. Lerner
                                         ------------------
                                             Mark W. Lerner
                                             Executive Vice President and
Secretary

Dated: February 10, 2003